UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 2.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2026 (the “Initial Form 8-K”), certain subsidiaries of ATN International, Inc. (the “Company”), including Commnet Wireless, LLC (“Commnet”), Arizona Nevada Tower Company, LLC, Commnet Four Corners, LLC, Commnet of Arizona, LLC, Commnet of Nevada, LLC, Excomm, LLC, and Mora Valley Wireless, LLC (collectively, the “Commnet Parties” and, individually, each a “Commnet Party”), entered into that certain Purchase and Sale Agreement (the “Transaction Agreement”), dated as of February 11, 2026, with EIP Holdings IV, LLC, an affiliate of Everest Infrastructure Partners, Inc. (“Everest”), to sell certain tower portfolio sites (representing the substantial majority of the applicable Commnet Parties’ tower portfolio and operations) to Everest (the “Tower Sale Transaction”) for up to $297 million in cash consideration (the “Aggregate Consideration”).

On June 2, 2026 (the “Initial Closing Date”), the Commnet Parties and Everest completed the initial closing of the Tower Sale Transaction (the “Initial Closing”) and entered into an amendment to the Transaction Agreement (the “Amendment Agreement”) to waive certain conditions to the Initial Closing and restate (i) the schedule of tower sites that were conveyed to Everest on the Initial Closing Date (the “Assigned Sites”), (ii) the list of tower sites that will be managed by Everest but still subject to certain managed site conditions prior to conveyance (the “Managed Sites”), and (iii) the list of tower sites that are still subject to certain managed site conditions (the “Deferred Sites”).

At the Initial Closing, Everest paid the Commnet Parties $153.4 million in consideration attributable to the Assigned Sites and $114.3 million in consideration attributable to the Managed Sites. Everest will manage the Managed Sites until the conditions to their conveyance are satisfied, and such Managed Sites are transferred to Everest at one or more subsequent closings (each, a “Subsequent Closing”). At any Subsequent Closing at which one or more Deferred Sites are transferred, Everest will pay a portion of the Aggregate Consideration that is attributable to each Deferred Site.

At the Initial Closing, the Commnet Parties and Everest entered into, among other ancillary agreements, (i) the management agreement for the Managed Sites, (ii) master lease agreements, pursuant to which the Sale Site Subsidiary (as defined in the Transaction Agreement) will lease to the applicable Commnet Party the requisite ground, tower, or other space of the Assigned Sites (the “Leaseback”) for the Company’s continued use, and (iii) a preferred backhaul agreement whereby Commnet and/or one or more of its affiliates will become the preferred backhaul provider for Everest with respect to the Assigned Sites.

The foregoing descriptions of the Transaction Agreement and the Amendment Agreement do not purport to be complete and are qualified in their entireties by reference to the full texts of the Transaction Agreement and the Amendment Agreement, copies of which are filed as Exhibit 10.1 to the Initial Form 8-K and Exhibit 10.1 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 2, 2026, the Company issued a press release regarding the Initial Closing of the Tower Sale Transaction. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously disclosed in the Initial Form 8-K, the Company entered into a Consent Agreement (the “Consent”) with CoBank, ACB (“CoBank”) (as Administrative Agent) and the Lenders and Voting Participants (constituting Required Lenders) party thereto, in connection with the Company’s Credit Agreement, dated as of July 13, 2023, by and among the Company, certain of the Company’s subsidiaries as guarantors, CoBank (as Administrative Agent, Lead Arranger, Swingline Lender, an Issuing Lender and a Lender), Fifth Third Bank, N.A. (as Joint Lead Arranger and a Lender), and MUFG Bank, Ltd. (as a Joint Lead Arranger and a Lender) (the “Credit Agreement”).

Pursuant to the terms of the Consent, the Commnet Parties utilized a portion of Net Cash Proceeds (as defined in the Consent) received from the Tower Sale Transaction to repay $68 million in outstanding amounts under the Company’s revolving loan facility in the Credit Agreement (the “Revolving Loan”).

The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent, a copy of which is filed as Exhibit 10.2 to the Initial Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information of the Company (giving effect to the Tower Sale Transaction) is attached as Exhibit 99.2 and incorporated herein by reference (the “Unaudited Pro Forma Financial Information”):

•	Unaudited Pro Forma Condensed Balance Sheet for the Company as of March 31, 2026;

•	Unaudited Pro Forma Condensed Statement of Operations for the three months ended March 31, 2026; and

•	Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2025.

The Unaudited Pro Forma Financial Information is presented for illustrative purposes only and is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Tower Sale Transaction been completed as of the dates presented in the Unaudited Pro Forma Financial Information. The Unaudited Pro Forma Financial Information should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments in the Unaudited Pro Forma Financial Information are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d)	Exhibits.

10.1*	Amendment to Purchase and Sale Agreement, dated June 2, 2026, by and among Commnet Wireless, LLC, Alloy, Inc., Arizona Nevada Tower Company, LLC, Commnet Four Corners, LLC, Commnet of Arizona, LLC, Commnet of Nevada, LLC, Excomm, LLC, Mora Valley Wireless, LLC, and EIP Holdings IV, LLC.

99.1	Press Release, dated June 2, 2026.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover page formatted in Inline XBRL (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Carlos Doglioli
Carlos Doglioli
Chief Financial Officer

Dated: June 3, 2026